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                                                                  Exhibit 99.1

                    BEFORE THE ARIZONA CORPORATION COMMISSION


COMMISSIONERS

MARC SPITZER, Chairman
WILLIAM A. MUNDELL
JEFF HATCH-MILLER
MIKE GLEASON
KRISTIN K. MAYES

IN THE MATTER OF THE APPLICATION OF ARIZONA          DOCKET NO. E-01345A-03-0437
PUBLIC SERVICE COMPANY FOR A HEARING TO
DETERMINE THE FAIR VALUE OF THE UTILITY
PROPERTY OF THE COMPANY FOR RATEMAKING
PURPOSES, TO FIX A JUST AND REASONABLE RATE
OF RETURN THEREON, TO APPROVE RATE SCHEDULES
DESIGNED TO DEVELOP SUCH RETURN, AND FOR
APPROVAL OF PURCHASED POWER CONTRACT.                PROCEDURAL ORDER

BY THE COMMISSION:

         On June 27, 2003, the Arizona Public Service Company ("APS") filed with the Arizona Corporation Commission ("Commission"), an application for a rate increase and for approval of a purchased power contract ("Rate Application").

         On December 3, 2003, APS issued a Request for Proposals ("RFP") to acquire additional generating resources.

         On December 19, 2003, the Arizona Competitive Power Alliance ("Alliance") filed a Motion to Revise the Procedural Schedule or, in the Alternative, to Bifurcate Rate Case to Exclude Issues Regarding PWEC Assets ("Motion"). On December 24, 2003, APS filed its Response in Opposition to the Motion, and the Residential Utility Consumers Office ("RUCO") filed its Response. On December 29, 2003, the Arizona Utility Investors Association ("AUIA") filed its Joinder in Support of APS' Opposition to Motion. On December 30, 2003, Arizonans for Electric Choice and Competition, Phelps Dodge Corporation and Phelps Dodge Mining Company ("AECC") filed its Response in support of the Motion and on January 2, 2004, Constellation NewEnergy, Inc. and Strategic Energy, L.L.C. joined in the Motion.

         By Procedural Order issued December 30, 2003, a procedural conference was set for January 6, 2004, to hear oral arguments on the Motion.

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                                                     DOCKET NO. E-01345A-03-0437

         The Procedural Conference was held on January 6, 2004, as scheduled. Oral arguments on the Motion were heard from the Alliance, APS, AECC, AUIA, Southwestern Power Group II, LLC, Mesquite Power and Bowie Power Station, Constellation NewEnergy, Inc. and Strategic Energy, L.L.C., RUCO, and the Commission's Utilities Division Staff ("Staff").

         In its Motion, the Alliance asked the Commission to "(1) require that the scale of the RFP be expanded so that it will produce meaningful results that the Commission can use in evaluating the proposal in this case to rate base the PWEC generating assets, and (2) adjust the rate case schedule so that the RFP is not conducted in an environment where the outcome of the process potentially has prejudicial impacts in the rate proceeding." As an alternative, the Alliance proposed that if APS wants to maintain the current procedural schedule, issues related to the PWEC generating assets could be bifurcated for later consideration.

         The Alliance believes that APS improperly defined the "need" to be satisfied by the RFP by including the PWEC generating assets in the load/resource balance. The Alliance wants the Commission to require APS to issue an expanded RFP in the amount of 2200 MW.1 The Alliance argues that APS' rate case has raised the issue of the maturity and reliability of the Arizona competitive wholesale power market, and that the results of the RFP will provide evidence on that issue. Although the Alliance agrees with APS' decision to solicit the market to fill its resource needs, it believes that the scope and timing of the RFP may not produce meaningful results, and will prejudice the Alliance's participation in the rate case. Alliance proposed to extend the rate case schedule so that the results of an "expanded" RFP can be incorporated in a "fair and non-prejudicial way" in the rate case.

         AECC, Constellation NewEnergy, Inc. and Strategic Energy, L.L.C, Southwestern Power Group II, LLC, Mesquite Power and Bowie Power Station, and RUCO argued in support of the Motion.

         APS opposed the Motion, stating that the scope and timing of the RFP does not depend upon the ratemaking treatment of the PWEC assets, but are driven by customer needs and the present state

--------
(1) The RFP has a minimum of 500 MW, and without including the PWEC assets, the minimum would be 2200 MW.

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                                                     DOCKET NO. E-01345A-03-0437

of the merchant generation industry. APS asserts that the RFP is for a minimum of 500 MW with no maximum limit on the amount of resources that may be offered or accepted. APS agreed that Attachment 1 to the RFP included an "APS Existing Generation" amount that assumed PWEC Arizona power plants are transferred to APS, and during the Procedural Conference, offered to send potential bidders a revised attachment showing the APS Existing Generation amount without the PWEC plants. APS argued that it will have no more information about the wholesale market than will the Alliance's members who will be participating in the RFP. APS stated that it would be willing to provide "aggregate" or "composite" information about the bids in a manner that preserved any confidentiality. APS argued that the requested four month delay would irreparably damage it by delaying the collection of additional revenue and by being perceived and received very negatively in the financial community.

         AUIA argued that a delay in the resolution of the rate case would cause irreparable damage to Pinnacle West shareholders.

         Staff stated that it did not support the Motion. Staff is in the process of finalizing its testimony and does not think the results of the RFP are necessary to the presentation of its case. Staff suggested that the Commission prohibit the introduction of any testimony or evidence by any party concerning the results of the bid process. Staff recommended the Commission not require the RFP to have a minimum of 2200 MW because it would run a high risk of distorting the market impact and the bid prices.

         In its pending rate case, APS has sought to include the PWEC assets in rate base. The Alliance's members, who are independent power producers, oppose rate basing those assets because they believe it would undermine the development of a competitive wholesale market in Arizona. They believe that the current timing and scope of the RFP limits their ability to present what they believe will be evidence of the status of the wholesale power market. As RUCO points out, in order to evaluate whether acquiring the PWEC assets at book cost is the most prudent way for APS to meet its capacity needs, the Commission needs to know what the market alternatives are and at what price. The bids that result from the RFP may provide some information relevant to this issue in the rate case. Therefore, all parties should have the opportunity to know the results of the initial bids prior to

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                                                     DOCKET NO. E-01345A-03-0437

filing their direct testimonies. However, it is not necessary to "expand" the scope of the RFP. By its terms, the RFP does not limit the amount to be offered, and APS has said that it will consider all bids. The RFP's limitation on the amount of the "need" contained in Attachment 1, however, should be revised to show no "assumption" that the PWEC assets will be transferred to APS. APS should provide a copy of a revised Attachment 1 to all potential bidders, and to the extent the RFP itself references this issue, a revised RFP. Further, although APS asserted that no potential bidder has said that it needs more time to submit a proposal, potential bidders should be allowed more time to prepare their proposals after receipt of the revised Attachment 1. Accordingly, APS should extend the time for submitting proposals by one week, to January 21, 2004. This will provide all bidders with an opportunity to consider the revised "need" and submit a fully informed proposal. No later than January 27, 2004, APS should file in this docket a summary of the proposals that contains information about the number and the terms of the bids in such a manner that does not disclose confidential information. With this filing, the parties and the Commission will know the results of the bid process and can evaluate its relevance to the issues in the rate case.

         Accordingly, the dates for filing testimony and other procedural dates will need to be modified, and the timeclock extended accordingly.

         Nothing in this Procedural Order finds that the RFP that APS has issued is or is not in compliance with the Commission's Track A order or any subsequent orders. Further, APS shall not discriminate in its RFP process against any bidder due to positions taken by the bidder during the course of the rate case proceeding.

          IT IS THEREFORE ORDERED that the hearing in this matter is rescheduled to commence on APRIL 26, 2004, AT 10:00 A.M. or as soon thereafter as is practical, at the Commission's offices, 1200 West Washington Street, Arizona 85007.

         IT IS FURTHER ORDERED that the original date set for hearing, April 7, 2004, will be used for taking public comment, commencing at 10:00 a.m., at the Commission's Phoenix offices.

         IT IS FURTHER ORDERED that a pre-hearing conference shall be held on APRIL 19, 2004, AT 10:00 A.M., at the Commission's Phoenix offices, for the purpose of scheduling witnesses and the conduct of the hearing.

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                                                     DOCKET NO. E-01345A-03-0437

         IT IS FURTHER ORDERED that the Staff Report and/or any testimony and associated exhibits to be presented at hearing on behalf of Staff on all issues shall be reduced to writing and filed on or before FEBRUARY 3, 2004.

         IT IS FURTHER ORDERED that any testimony and associated exhibits to be presented at hearing on behalf of intervenors on all issues shall be reduced to writing and filed on or before FEBRUARY 3, 2004.

         IT IS FURTHER ORDERED that any rebuttal testimony and associated exhibits to be presented at hearing by APS on all issues shall be reduced to writing and filed on or before MARCH 9, 2004.

         IT IS FURTHER ORDERED that any surrebuttal testimony and associated exhibits to be presented by the Staff or intervenors on all issues shall be reduced to writing and filed on or before APRIL 2, 2004.

         IT IS FURTHER ORDERED that any rejoinder testimony and associated exhibits to be presented at the hearing on behalf of APS on all issues shall be reduced to writing and filed on or before NOON ON APRIL 16, 2004.

         IT IS FURTHER ORDERED that ALL FILINGS SHALL BE MADE BY 4:00 P.M. ON THE DATE THE FILING IS DUE, UNLESS OTHERWISE INDICATED ABOVE.

         IT IS FURTHER ORDERED that any objections to any testimony or exhibits which have been prefiled as of April 19, 2004, shall be made before or at the April 19, 2004 pre-hearing conference.

         IT IS FURTHER ORDERED that APS shall provide a copy of a revised Attachment 1 and RFP, if necessary, to all potential bidders no later than Friday, January 9, 2004.

         IT IS FURTHER ORDERED that APS shall extend the time for submitting proposals to the RFP to January 21, 2004.

         IT IS FURTHER ORDERED that APS shall file in this docket a summary of the proposals that contains information about the number and the terms of the bids in such a manner that does not

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                                                     DOCKET NO. E-01345A-03-0437

disclose confidential information, no later than January 27, 2004.

         IT IS FURTHER ORDERED that pursuant to A.A.C. R-14-2-103(B)(11)(e), the time period for issuing a final order in this matter shall be extended by nineteen days.

         IT IS FURTHER ORDERED that APS shall not discriminate in its RFP process against any bidder due to positions taken by the bidder during the course of the rate case proceeding.

         IT IS FURTHER ORDERED that all other provisions of the August 15, 2003 Procedural Order remain in effect.

         IT IS FURTHER ORDERED that the Presiding Officer may rescind, alter, amend, or waive any portion of this Procedural Order either by subsequent Procedural Order or by ruling at hearing.

         IT IS FURTHER ORDERED that the ex parte rule remains in effect.

         DATED this 8 day of January, 2004.

                                 /s/ LYN FARMER
                                 LYN FARMER
                                 CHIEF ADMINISTRATIVE LAW JUDGE

Copies of the foregoing mailed/delivered this 8 day of January, 2004 to:

Thomas L. Mumaw
Karilee S. Ramaley
PINNACLE WEST
CAPITAL CORPORATION
P.O. Box 53999, MS 8695
Phoenix, Arizona 85072-3999

Jeffrey B. Guldner
Faraq Sanei
SNELL & WILMER
One Arizona Center
400 E. Van Buren Street
Phoenix, Arizona 85004-2202
Attorneys for Arizona Public Service Company

C. Webb Crockett
FENNEMORE CRAIG
3003 N. Central Avenue, Suite 2600
Phoenix, Arizona 85012
Attorneys for AECC and Phelps Dodge

Major Allen G. Erickson
AFCES A/ULT
139 Barnes Drive, Suite 1
Tyndall AFB, Florida 32403-5319
Attorney for FEA

Michael L. Kurtz
BOEHM, KURTZ & LOWRY
36 E. Seventh Street, Suite 2110
Cincinnati, Ohio 45202
Attorneys for Kroger Company

Scott Wakefield
RUCO
1110 W. Washington St., Suite 220
Phoenix, Arizona 85007

Walter W. Meek
AUIA
2100 N. Central Ave., Suite 210
Phoenix, Arizona 85067

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                                                     DOCKET NO. E-01345A-03-0437

Nicholas J. Enoch
LUBIN & ENOCH
349 N. Fourth Avenue
Phoenix, Arizona 85003
Attorneys for IBEW

Bill Murphy
MURPHY CONSULTING
2422 E. Palo Verde Drive
Phoenix, Arizona 85016
Consultant for Arizona Cogeneration Assn.

Jay L. Shapiro
Patrick J. Black
FENNEMORE CRAIG
3003 N. Central Avenue, Suite 2600
Phoenix, Arizona 85012
Attorneys for Panda Gila River, L.P.

Robert W. Geake
ARIZONA WATER COMPANY
P.O. Box 29006
Phoenix, Arizona 85038-9006

Andrew W. Bettwy
Bridget A. Branigan
SOUTHWEST GAS CORPORATION
5241 Spring Mountain Road
Las Vegas, Nevada 89150

Timothy M. Hogan
ARIZONA CENTER FOR LAW
IN THE PUBLIC INTEREST
202 E. McDowell Rd., Suite 153
Phoenix, Arizona 85004
Attorneys for Western Resource Advocates

William Sullivan
Michael A. Curtis
Larry Udall
MARTINEZ & CURTIS, P.C.
2712 N. 7th Street
Phoenix, Arizona 85006-1090
Attorneys for Dome Valley Energy Partners, LLC

Marvin S. Cohen
SACKS TIERNEY, P.A.
4250 North Drinkwater Blvd., 4th Floor
Scottsdale, AZ  85251-3693
Attorneys for Constellation NewEnergy, Inc., Strategic
Energy, L.L.C. and

Raymond S. Heyman
Laura Schoeler
ROSHKA, HEYMAN & DeWULF
400 E. Van Buren, Suite 800
Phoenix, Arizona 85004
Attorneys for UniSource Energy Services

Deborah R. Scott
UNISOURCE ENERGY SERVICES
One South Church Street, Suite 200
Tucson, Arizona 85702

J. William Moore
1144 E. Jefferson
Phoenix, Arizona 85034
Attorney for Kroger Co.

Cynthia Zwick
Arizona Community Action Association
2627 N. 3rd Street, Ste. Two
Phoenix, AZ  85004

S. David Childers
LOW & CHILDERS
2999 North 44th Street, Ste. 250
Phoenix, AZ  85018
Attorney for Arizona Competitive Power Alliance

James M. Van Nostrand
Katherine McDowell
George M. Galloway
STOEK RIVES
900 SW Fifth Avenue, Ste. 2600
Portland, OR  97204
Attorneys for Arizona Competitive Power Alliance

Greg Patterson, Executive Director
Arizona Competitive Power Alliance
916 West Adams, Ste. 3
Phoenix, AZ  85007

Michael A. Curtis
MARTINEZ & CURTIS, P.C.
2712 N. Seventh Street
Phoenix, AZ  85006-1090
Attorneys for Town of Wickenburg

Rebecca C. Salisbury
56th Fighter Wing JA
7383 N. Litchfield Road
Luke AFB, AZ  85309-1540
Attorney for Federal Executive Agencies

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                                                     DOCKET NO. E-01345A-03-0437

Allen Glen Erickson
139 Barnes Drive
AFCESA/ULT
Tyndall AFB, FL  32403
Attorney for Federal Executive Agencies

Jon Poston
AARP Electric Rate Project
6733 East Dale Lane
Cave Creek, AZ  85331

Coralette Hannon
AARP Department of State Affiars
6705 Reedy Creek Road
Charlotte, NC  28215

Lawrence V. Robertson
MUNGER CHADWICK
333 N. Wilmot, Ste. 300
Tucson, AZ  85711
Attorneys for Southwestern Power Group II, LLC,
Mesquite Power and Bowie Power Station

Jay I. Moyes
3003 N. Central Avenue, #1250
Phoenix, AZ 85012 Attorney for PPL Sundance, LLC and PPL Southwest Generation
Holdings, LLC

Jesse A. Dillon
PPL Services Corporation
Two N. Ninth Street
Allentown, PA  18101

Christopher Kempley, Chief Counsel
Legal Division
ARIZONA CORPORATION COMMISSION
1200 West Washington Street
Phoenix, AZ  85007

Ernest G. Johnson, Director
Utilities Division
ARIZONA CORPORATION COMMISSION
1200 West Washington Street
Phoenix, AZ  85007

By:      /s/ Molly Johnson
         Molly Johnson
         Secretary to Lyn Farmer

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